UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                           WHITNEY HOLDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)


    Louisiana                    0-1026                          72-6017893
 -----------------            -------------                --------------------
  (State or Other              (Commission                      (IRS Employer
  Jurisdiction of              File Number)                 Identification No.)
  Incorporation)

             228 St. Charles Avenue, New Orleans, Louisiana 70130
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
              (Registrant's Telephone Number, including Area Code)

                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ] Written communications pursuant to Rule 425 under the Securities Act(17
       CFR 230.425)
  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
  [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act(17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On June 14, 2005, the Compensation and Human Resources Committee of the Board of Directors (the "Committee") of Whitney Holding Corporation (the "Company") approved base salaries, effective July 1, 2005, for the Chief Executive Officer and the next four most highly compensated executive officers in the amounts indicated as follows:
         William L. Marks           $900,000
         R. King Milling            $560,000
         Robert C. Baird, Jr.       $370,000
         John C. Hope III           $370,000
         Thomas L. Callicutt, Jr.   $310,000

         In addition, the Committee granted stock options and performance-based restricted stock to the above-named executive officers pursuant to the Company's shareholder-approved 2004 Long-Term Incentive Plan. A copy of the plan is attached as Exhibit B to the Company's Proxy Statement for the Annual Meeting of Shareholders dated March 19, 2004. Copies of the forms of notice and acceptance of award of performance-based restricted stock award for non-director executive officers and director executive officers are included as Exhibits 99.1 and 99.2 and are incorporated herein by reference. A copy of the form of notice and acceptance of stock option grant is included as Exhibit 99.3 to this report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

Exhibit            Description
-------            -----------

99.1 Form of Notice and Acceptance of Award of Performance-Based Restricted Stock Award for Non-Director Executive Officers
99.2 Form of Notice and Acceptance of Award of Performance-Based Restricted Stock Award for Director Executive Officers
99.3               Form of Notice and Acceptance of Stock Option Grant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHITNEY HOLDING CORPORATION


                                             By: /s/ Thomas L. Callicutt, Jr.
                                                 ----------------------------
                                                 Thomas L. Callicutt, Jr.
                                                 Executive Vice President
                                                 and Chief Financial Officer

Date:  June 17, 2005

Exhibit 99.1

Non-Director Executive Officers

         Re:      2004 Long-Term Incentive Plan
                  Notice and Acceptance of Award
                  of Performance-Based Restricted Stock Award

         On _____________ (the "Award Date"), the Compensation Committee of the Board of Directors of Whitney Holding Corporation (the "Company") (the "Committee"), which is appointed to administer the Company's 2004 Long-Term Incentive Plan (the "Plan"), granted to you an equity award consisting of performance-vesting restricted stock, which is a specified number of shares of the Company's no par value voting common stock (the "Common Stock"), together with the opportunity to earn additional shares of Common Stock based on the Company's performance. This letter is intended to provide you with notice of the terms and conditions that apply to your award and to constitute your acknowledgment of and agreement to be bound by them. Unless otherwise defined, the meanings of capitalized terms used in this letter are set forth in the Plan.

         1. Target Award. The Company hereby grants to you ______ shares of Common Stock (the "Target Award"), subject to the restrictions and other terms and conditions set forth in the Plan and in this letter agreement.

         2. Transfer Restrictions. The shares of Common Stock constituting your Target Award, including the rights to receive dividends and to vote the shares, cannot be subject in any manner to sale, transfer, pledge, assignment or other encumbrance or disposition, whether by operation of law or otherwise, and whether voluntarily or involuntarily (the "Transfer Restrictions"). Except as provided herein, the Transfer Restrictions lapse three years from the Award Date, or on _____________ (the "Lapse Date"), provided that you have been continuously employed by the Company, the Bank or their affiliates between the Award Date and the Lapse Date.

         To enforce the Transfer Restrictions, the shares of Common Stock constituting your Target Award will be held by the Company, in escrow, until the Lapse Date. In addition, as a condition of your award, you will be required to execute a Stock Power, a copy of which is attached, endorsed in blank. As soon as practicable following the Lapse Date, and provided the conditions set forth therein have been satisfied, your shares of Common Stock will be distributed to you free of the Transfer Restrictions.

         3. Forfeiture of Target Award; Opportunity to Earn Additional Shares. Notwithstanding the provisions of paragraph 2 to the contrary, all or a portion of your Target Award may be forfeited, or you may earn additional shares of Common Stock, based upon the Company's actual return on average assets ("ROAA") and return on average equity ("ROAE") during calendar years ____, ____, and ____ (the "Performance Cycle"), when compared to fixed performance objectives that have been determined by the Committee. The performance objectives applicable to your Target Award are more fully described in a memorandum dated ______________ (the "Memorandum"), a copy of which has been furnished to you.

         Any forfeiture of shares of Common Stock constituting your Target Award, or any grant of additional shares of Common Stock based on achievement of performance objectives during the Performance Cycle, will be approved by the Committee and will occur as of the Lapse Date. As soon as practicable thereafter, the Committee (or its designee) will provide you with written notice of any reduction or increase in the number of shares subject to your Target Award, including information about the Company's ROAA and ROAE as compared to the performance objectives.

         For purposes of this paragraph 3, the Committee possesses the authority to determine whether the performance objectives have been attained, including, without limitation, the authority to determine the Company's ROAE and ROAA and the method used to determine the Company's peer group performance. In addition, the Committee possesses the further authority to modify either the method used to determine whether the performance objectives have been attained and/or the number of shares of Common Stock subject to adjustment, if the Committee determines the exercise of such authority is necessary to take into account unusual facts and circumstances beyond the control of the Company. In no event, however, will the aggregate number of shares of Common Stock awarded to you hereunder exceed 200% of the number of shares of Common Stock first subject to your Target Award.

         4. Cessation of Employment. If your employment with the Company, the Bank and their affiliates ceases before the Lapse Date on account of your death, Disability, involuntary severance other than on account of Cause or your voluntary cessation of employment on or after you attain age 55, the number of shares of Common Stock subject to your Target Award will be multiplied by a fraction, the numerator of which is the number of days completed in the Performance Cycle and the denominator of which is the total number of days in such cycle (those shares referred to as your "Adjusted Target Award"). Your Adjusted Target Award will be subject to further adjustment at the end of the Performance Cycle in accordance with paragraph 3 hereof. Your shares, as adjusted, will be issued to you, free of Transfer Restrictions, as soon as practicable after the Lapse Date and the remainder of your Target Award will be forfeited.

         If your employment ceases before the Lapse Date for any other reason, your Target Award will be forfeited and cancelled, without the requirement of notice or the payment of compensation.

         5. Changes in Capital Structure. The provisions of the Plan shall apply in the case of a change in the capital structure of the Company. Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (stock-split), a declaration of a dividend payable in Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the shares then subject to this award shall automatically be adjusted proportionately.

         6. Change in Control. If a Change in Control occurs, then notwithstanding any provision of this letter or the Plan to the contrary and provided you are an employee of the Company, the Bank or their affiliates at the time of the change, all Transfer Restrictions applicable to your Target Award will lapse as of the effective date of the Change in Control and the shares of Common Stock constituting your Target Award will be delivered to you, free of such restriction, as soon as practicable following the change.

         7. Employment and Compensation Rights. Neither this letter nor the Target Award confers on you any right to continue in the employ of the Company, the Bank or any of their affiliates. The award does not interfere, in any manner, with the right of the Company, the Bank or any of their affiliates to terminate your employment, whether with or without cause, in their sole discretion. In addition, the Target Award is not a promise that additional awards will be made to you in the future.

         8. Additional Requirements. Common Stock that is delivered to you as of the Lapse Date will be subject to such legends as the Company deems necessary or appropriate to comply with applicable Federal or state securities laws. In connection therewith and prior to the delivery of your shares, you may be required to provide to the Company such documents as it may reasonably determine are necessary to ensure compliance with such laws.

         9. Plan Provisions. Your Target Award is subject to terms and conditions imposed under the Plan, in addition to the terms and conditions set forth in this letter. Your Target Award will be interpreted and construed in accordance with the terms of the Plan and the Memorandum, in addition to the terms of this Letter.

         10. Rights as a Shareholder. During the period commencing as of the Award Date and ending on the Lapse Date, you will be entitled to vote and receive dividends, as and when declared by the Board of Directors of the Company, as to the number of shares of Common Stock constituting your Target Award. If you forfeit any of the shares provided in Section 3 below, you will no longer have any rights as a shareholder with respect to the shares constituting your Target Award and you will no longer be entitled to receive dividends on such stock.

         11. Payment of Taxes. You will, no later than the date as of which any amount related to this award first becomes includable in your gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount. Without limiting the foregoing, the Company may permit or require that any such withholding requirement be satisfied, in whole or in part, by having the Company withhold upon settlement on the Lapse Date a number of shares of Common Stock having a fair market value on the date of withholding, equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under this award will be conditional on such payment or arrangements, and the Company, and where applicable, its affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to you.

                                Very truly yours,

                                WHITNEY HOLDING CORPORATION



Enclosures:   2004 Long-Term Incentive Plan Prospectus
              ____ Memorandum

                          ACKNOWLEDGMENT AND AGREEMENT


         By execution of this letter, I agree that transfer of Common Stock described herein shall be governed by and is subject to the foregoing terms and conditions and the provisions of the Plan, including the Memorandum, both of which have been furnished to me. By execution below, I acknowledge that I have received a copy of the Plan, the Memorandum, and the Plan's Prospectus. I further agree that the Committee shall not be liable for any determination made in good faith with respect to the Plan, the Memorandum, or the terms of this letter.

                                                --------------------------------
                                                Participant

                                                --------------------------------
                                                Date


STOCK POWER
ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, _______________________________________________ hereby sell,

assign and transfer unto ______________________________________________

____________________________________________________   (_______________)  shares

of  the  ____________  Capital Stock of  the    Whitney Holding Corporation
                                              -------------------------------
standing in  ____________________________ name      on     the      Books     of

said ___________________________________________  represented by Certificate(s)

No(s).  ______________ herewith and do hereby irrevocably constitute and appoint

___________________________________  attorney to transfer the said stock on the

Books of the within named  company with full power of substitution in the premises.

Dated
      ------------------------------


------------------------------------
Participant

IN PRESENCE OF

------------------------------------


                           WHITNEY HOLDING CORPORATION
                        2004 LONG-TERM INCENTIVE PROGRAM
                    PERFORMANCE DRIVEN RESTRICTED STOCK AWARD

Exhibit 99.2

Director Executive Officers

         Re:      2004 Long-Term Incentive Plan
                  Notice and Acceptance of Award
                  of Performance-Based Restricted Stock Award

         On _____________ (the "Award Date"), the Compensation Committee of the Board of Directors of Whitney Holding Corporation (the "Company") (the "Committee"), which is appointed to administer the Company's 2004 Long-Term Incentive Plan (the "Plan"), granted to you an equity award consisting of performance-vesting restricted stock, which is a specified number of shares of the Company's no par value voting common stock (the "Common Stock"), together with the opportunity to earn additional shares of Common Stock based on the Company's performance. This letter is intended to provide you with notice of the terms and conditions that apply to your award and to constitute your acknowledgment of and agreement to be bound by them. Unless otherwise defined, the meanings of capitalized terms used in this letter are set forth in the Plan.

         1. Target Award. The Company hereby grants to you _________ shares of Common Stock (the "Target Award"), subject to the restrictions and other terms and conditions set forth in the Plan and in this letter agreement.

         2. Transfer Restrictions. The shares of Common Stock constituting your Target Award, including the rights to receive dividends and to vote the shares, cannot be subject in any manner to sale, transfer, pledge, assignment or other encumbrance or disposition, whether by operation of law or otherwise, and whether voluntarily or involuntarily (the "Transfer Restrictions"). Except as provided herein, the Transfer Restrictions lapse three years from the Award Date, or on _____________ (the "Lapse Date"), provided that you have been continuously employed by the Company, the Bank or their affiliates between the Award Date and the Lapse Date.

         To enforce the Transfer Restrictions, the shares of Common Stock constituting your Target Award will be held by the Company, in escrow, until the Lapse Date. In addition, as a condition of your award, you will be required to execute a Stock Power, a copy of which is attached, endorsed in blank. As soon as practicable following the Lapse Date, and provided the conditions set forth therein have been satisfied, your shares of Common Stock will be distributed to you free of the Transfer Restrictions.

         3. Forfeiture of Target Award; Opportunity to Earn Additional Shares. Notwithstanding the provisions of paragraph 2 to the contrary, all or a portion of your Target Award may be forfeited, or you may earn additional shares of Common Stock, based upon the Company's actual return on average assets ("ROAA") and return on average equity ("ROAE") during calendar years ____, ____, and ____ (the "Performance Cycle"), when compared to fixed performance objectives that have been determined by the Committee. The performance objectives applicable to your Target Award are more fully described in a memorandum dated _____________ (the "Memorandum"), a copy of which has been furnished to you.

         Any forfeiture of shares of Common Stock constituting your Target Award, or any grant of additional shares of Common Stock based on achievement of performance objectives during the Performance Cycle, will be approved by the Committee and will occur as of the Lapse Date. As soon as practicable thereafter, the Committee (or its designee) will provide you with written notice of any reduction or increase in the number of shares subject to your Target Award, including information about the Company's ROAA and ROAE as compared to the performance objectives.

         For purposes of this paragraph 3, the Committee possesses the authority to determine whether the performance objectives have been attained, including, without limitation, the authority to determine the Company's ROAE and ROAA and the method used to determine the Company's peer group performance. In no event, however, will the aggregate number of shares of Common Stock awarded to you hereunder exceed 200% of the number of shares of Common Stock first subject to your Target Award.

         4. Cessation of Employment. If your employment with the Company, the Bank and their affiliates ceases before the Lapse Date on account of your death, Disability, involuntary severance other than on account of Cause or your voluntary cessation of employment on or after you attain age 55, the number of shares of Common Stock subject to your Target Award will be multiplied by a fraction, the numerator of which is the number of days completed in the Performance Cycle and the denominator of which is the total number of days in such cycle (those shares referred to as your "Adjusted Target Award"). Your Adjusted Target Award will be subject to further adjustment at the end of the Performance Cycle in accordance with paragraph 3 hereof. Your shares, as adjusted, will be issued to you, free of Transfer Restrictions, as soon as practicable after the Lapse Date and the remainder of your Target Award will be forfeited.

         If your employment ceases before the Lapse Date for any other reason, your Target Award will be forfeited and cancelled, without the requirement of notice or the payment of compensation.

         5. Changes in Capital Structure. The provisions of the Plan shall apply in the case of a change in the capital structure of the Company. Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (stock-split), a declaration of a dividend payable in Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the shares then subject to this award shall automatically be adjusted proportionately.

         6. Change in Control. If a Change in Control occurs, then notwithstanding any provision of this letter or the Plan to the contrary and provided you are an employee of the Company, the Bank or their affiliates at the time of the change, all Transfer Restrictions applicable to your Target Award will lapse as of the effective date of the Change in Control and the shares of Common Stock constituting your Target Award will be delivered to you, free of such restriction, as soon as practicable following the change.

         7. Employment and Compensation Rights. Neither this letter nor the Target Award confers on you any right to continue in the employ of the Company, the Bank or any of their affiliates. The award does not interfere, in any manner, with the right of the Company, the Bank or any of their affiliates to terminate your employment, whether with or without cause, in their sole discretion. In addition, the Target Award is not a promise that additional awards will be made to you in the future.

         8. Additional Requirements. Common Stock that is delivered to you as of the Lapse Date will be subject to such legends as the Company deems necessary or appropriate to comply with applicable Federal or state securities laws. In connection therewith and prior to the delivery of your shares, you may be required to provide to the Company such documents as it may reasonably determine are necessary to ensure compliance with such laws.

         9. Plan Provisions. Your Target Award is subject to terms and conditions imposed under the Plan, in addition to the terms and conditions set forth in this letter. Your Target Award will be interpreted and construed in accordance with the terms of the Plan and the Memorandum, in addition to the terms of this Letter.

         10. Rights as a Shareholder. During the period commencing as of the Award Date and ending on the Lapse Date, you will be entitled to vote and receive dividends, as and when declared by the Board of Directors of the Company, as to the number of shares of Common Stock constituting your Target Award. If you forfeit any of the shares provided in Section 3 below, you will no longer have any rights as a shareholder with respect to the shares constituting your Target Award and you will no longer be entitled to receive dividends on such stock.

         11. Payment of Taxes. You will, no later than the date as of which any amount related to this award first becomes includable in your gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount. Without limiting the foregoing, the Company may permit or require that any such withholding requirement be satisfied, in whole or in part, by having the Company withhold upon settlement on the Lapse Date a number of shares of Common Stock having a fair market value on the date of withholding, equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under this award will be conditional on such payment or arrangements, and the Company, and where applicable, its affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to you.

                                         Very truly yours,

                                         WHITNEY HOLDING CORPORATION


Enclosures:       2004 Long-Term Incentive Plan Prospectus
                  ____ Memorandum

                          ACKNOWLEDGMENT AND AGREEMENT


         By execution of this letter, I agree that transfer of Common Stock described herein shall be governed by and is subject to the foregoing terms and conditions and the provisions of the Plan, including the Memorandum, both of which have been furnished to me. By execution below, I acknowledge that I have received a copy of the Plan, the Memorandum, and the Plan's Prospectus. I further agree that the Committee shall not be liable for any determination made in good faith with respect to the Plan, the Memorandum, or the terms of this letter.

                                               --------------------------------
                                               Participant

                                               --------------------------------
                                               Date


STOCK POWER
ASSIGNMENT SEPARATE FROM CERTIFICATE


For Value Received, ___________________________________________________ hereby sell, assign and transfer unto________________________________________________

____________________________________________________   (_______________)  shares

of  the  ____________  Capital  Stock  of  the  Whitney Holding Corporation
                                                ---------------------------
standing      in      _____________________________________    name    on    the

Books    of   said ___________________________________________  represented by

Certificate(s) No(s).  ______________ herewith and do hereby irrevocably constitute and appoint  __________________________________  attorney to transfer the said stock on the Books of the within named company with full power of substitution in the premises.

Dated
      -----------------------------------------


-----------------------------------------------
Participant

IN PRESENCE OF

-----------------------------------------------


                           WHITNEY HOLDING CORPORATION
                        2004 LONG-TERM INCENTIVE PROGRAM
                    PERFORMANCE DRIVEN RESTRICTED STOCK AWARD

Exhibit 99.3

Re:      2004 Long-Term Incentive Plan
         Notice and Acceptance of Stock Option Grant

         On _____________ (the "Grant Date"), the Compensation Committee (the "Committee") of the Board of Directors of Whitney Holding Corporation (the "Company"), which is appointed to administer the Company's 2004 Long-Term Incentive Plan (the "Plan"), granted to you stock options, which are rights to purchase shares of the Company's no par value voting common stock (the "Common Stock"). This letter is intended to provide you with notice of the terms and conditions that apply to your grant and to constitute your acknowledgment of and agreement to be bound by them. Unless otherwise defined, the meanings of capitalized terms used in this letter are set forth in the Plan.

         1. Grant and Type of Options. The Company hereby grants to you options to purchase ______ shares of Common Stock at an exercise price of $_____ per share, which is the Fair Market Value of a share of Common Stock on the Grant Date, as determined under section 2.13 of the Plan. These options are intended to be incentive stock options within the meaning of Code Section 422.

                  The Company also grants to you non-qualified options to purchase ______ shares of Common Stock at an exercise price of $_____ per share, which is the Fair Market Value of a share of Common Stock on the Grant Date, as determined under section 2.13 of the Plan.

         2. Time of Exercise. Except as expressly provided herein, your options are exercisable only while you are an employee of the Company, Whitney National Bank (the "Bank") or of an affiliate of the Company or the Bank. Your options are first exercisable, in whole or in part, six months and one day after the Grant Date and, unless earlier forfeited, they will expire and be cancelled, without the requirement of notice or the payment of compensation, ten years after the Grant Date, or on _____________ (the "Expiration Date").

         If your employment with the Company, the Bank and their affiliates ceases before the Expiration Date and if all or a portion of your options are then exercisable:

         a. If your employment ceases on account of your death, the options that are then exercisable will remain exercisable until the earlier of the Expiration Date or one year after the date of your death.

         b. If your employment ceases on account of your Disability, Retirement or involuntary severance without Cause, the options will remain exercisable until the earlier of the Expiration Date or 90 days after your employment ceases.

         c. If your employment ends for any other reason, your options will expire and be cancelled as of the date on which your employment ceases, without notice or the payment of compensation.

         3. Change in Control. If a Change in Control occurs, then notwithstanding any provision of this letter to the contrary and provided you are an employee of the Company, the Bank or their affiliates at the time of the change, your options will be and remain fully exercisable until the earlier of (a) six months after the date of the change, or (b) the actual expiration date of the option, if less than six months from the date of the change.

         4. Method of Exercise and Delivery of Shares. Your options, to the extent exercisable, may be exercised, in whole or in part, by providing written notice to the Company, in care of its Chief Financial Officer (or his designee), which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by the full purchase price for the shares. The purchase price may be paid in the form of:

         a. Cash, certified or uncertified check, bank draft or other form of cash equivalent;

         b. Shares of Common Stock that you already own (provided that such shares must have been either acquired by you on the open market or have been held by you for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles, as a result of the exercise of the options; or

         c. A broker assisted transaction, provided that the Company's Insider Trading and Confidentiality Policy, as amended from time to time, then permits this form of exercise and that your proposed transaction is consistent with the policy. You must obtain the approval of the Company's General Counsel before you engage in a broker assisted transaction.

         Delivery of certificates representing the purchased shares of Common Stock shall be made by the Company promptly after receipt of your notice of exercise and payment in full for the shares; provided, however, that the Company's obligation to deliver certificates to you may be postponed, in the sole discretion of the Company, for any period necessary to list, register or otherwise qualify the purchased shares under applicable federal or state securities laws. The Company shall have the right to collect, as a further condition of delivery of shares of Common Stock hereunder, any taxes that the Company determines are required by law to be withheld.

         5. No Guarantee of Tax Consequences. Incentive stock options granted hereunder are intended to comply with Code Section 422, which generally provides that you will not recognize federal income tax on the grant or exercise of the options. When you exercise your options, however, the difference between the exercise price and the current fair market value of Common Stock may be a tax preference item that is subject to the alternative minimum tax.

         Neither the Company nor the Committee guarantees the tax consequences of your options. Several actions may cause your options to lose their favorable tax status as incentive stock options, including, but not limited to:

         a. The exercise of your options later than three months after you cease to be an employee of the Company, the Bank or their affiliates other than by reason of your death (or the exercise of your options later than one year after you terminate employment in the case of your permanent and total disability);

         b. You fail to hold the Common Stock you acquire on the exercise of your options for the longer of two years after the Grant Date or one year after the date of exercise (any such disposition is called a "disqualifying disposition"). For example, if you use a broker assisted transaction as the method of paying for your options, this will constitute a "disqualifying disposition" of any option shares sold by the broker, including those sold to cover the exercise price; or

If your options cease to be treated as incentive stock options for any reason, they will automatically be recharacterized as nonqualified options and will be subject to different, less favorable, tax treatment.

         If you dispose of the Common Stock you acquire upon exercise of your options within two years after the Grant Date, or within one year after the date of exercise of the options, you agree to notify the Company in writing within 30 days of any such disposition. The Company has the right and obligation to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any disposition of Common Stock prior to the expiration of two years after the Grant Date, or one year after the date of exercise, of the options.

         More information about the tax consequences of your options is included in the Plan's Prospectus, a copy of which has or will be furnished to you. You should also consult your own tax advisor before you exercise your options or sell Common Stock that you acquire on the exercise of your options.

         6. No Assignment. Your options granted are not subject in any manner to sale, transfer, pledge, assignment or other encumbrance or disposition, whether by operation of law or otherwise, and whether voluntarily or involuntarily, except by will or the laws of descent and distribution. The Company will not recognize any attempt by you to assign your options.

         7. Employment and Compensation Rights. Neither this letter, the grant of your options nor their exercise confers on you any right to continue in the employ of the Company, the Bank or any of their affiliates. The grant of your options does not interfere, in any manner, with the right of the Company, the Bank or any of their affiliates to terminate your employment, whether with or without cause, in their sole discretion. In addition, the grant of your options is not a promise that additional options will be granted to you in the future.

         8. Shareholder Rights. Prior to the exercise of your options and the issuance of shares of Common Stock in connection therewith, you have no rights as a shareholder of the Company with respect to the shares subject to your options.

         9. Additional Requirements. Common Stock that is issued to you on the exercise of your options will be subject to such legends as the Company deems necessary or appropriate to comply with applicable federal or state securities laws. In connection therewith and prior to the issuance of your shares, you may be required to deliver to the Company such documents as it may reasonably determine are necessary to ensure compliance with such laws.


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


         10. Plan Provisions. Your options granted are subject to terms and conditions imposed under the Plan, in addition to the terms and conditions set forth in this letter. Your options will be interpreted and construed in accordance with the terms of this letter and the Plan.

                                         Very truly yours,

                                         WHITNEY HOLDING CORPORATION


Enclosure:        2004 Long-Term Incentive Plan Prospectus



                          ACKNOWLEDGMENT AND AGREEMENT

         By execution of this letter, I agree that the options to acquire shares of Common Stock granted to me herein shall be governed by and are subject to the foregoing terms and conditions and the provisions of the Plan. By execution below, I acknowledge that I have received a copy of the Plan and the Prospectus. I further agree that the Committee shall not be liable for any determination made in good faith with respect to the Plan, the options granted to me hereunder or the terms of this letter.


                                                    ________________________
                                                    Participant

                                                    Date ___________________


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